                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                                  *

CLN, INC., f/k/a                        *
CALIBER LEARNING NETWORK, INC.,                          Case No. 01-5-9533-JS
                                                             (Chapter 11)
                  Debtor.               *

*        *        *        *       *    *    *       *        *        *       *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                  ---------------------------------------------

     CLN, Inc., f/k/a Caliber Learning Network, Inc., Debtor and

Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from December 1 through December 31, 2001.



Date: January 24, 2002

                                        /s/    Joel I. Sher
                                        ----------------------------------------
                                        Joel I. Sher, Bar No. 00719
                                        Richard M. Goldberg, Bar No. 07994

                                        Shapiro Sher & Guinot
                                        36 South Charles Street, 20/th/ Floor
                                        Baltimore, Maryland  21201-3147
                                        Phone:  (410) 385-0202
                                        Fax:  (410) 539-7611

                                        Attorneys for CLN, Inc., f/k/a
                                         Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------

     I HEREBY CERTIFY that on this 30/th/ day of January, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

               Edmund Goldberg, Esquire
               Office of the United States Trustee
               300 West Pratt Street, Suite 350
               Baltimore, MD  21201



                                        /s/   Joel I. Sher
                                        ----------------------------------------
                                        Joel I. Sher

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                  For the Month ended December 31, 2001

  #
-----------------------------------------------------------------------------------------------------------------------------------
  1   Accounting Basis:                                                                 Accrual

  2   Preparer(s):                                                                      Jeffrey D. Berger
                                                                                        509 S. Exeter Street
                                                                                        4th Floor
                                                                                        Baltimore, MD 21202
                                                                                        (410) 843-1160
                                                                                        Director of Finance

  3   Employee Information:
         Number of employees paid this period:                                                       2
         Current number of employees:                                                                2
         Gross payroll:
            Officers, directors and principals                                          $       27,083
            Other employees                                                                     10,445
         All post-petition payroll obligations including payroll taxes are current      Exceptions:     None
                                                                                                        ---------------------------

  4   Changes in the nature of business or status of operations since last reporting
      period                                                                            No

  5   All business licenses or bonds current                                            Yes

  6   Pre-petition accounts receivable:
         Collected this Period                                                          $        3,136
         Ending Balance                                                                      1,079,874  Amount represents Gross A/R

  7   Post-petition accounts receivable:
          0 - 30 Days:                                                                  $            -
         31 - 60 Days:                                                                  $            -
         Over 60 Days:                                                                  $       98,040

            Any post-petition accounts receivable over 60 days                          Yes             If yes, provide schedule of
                                                                                                        accounts See Schedule on
                                                                                                                 ---------------
                                                                                                        pg. 6 of 7
                                                                                                        ---------------------------

  8   Post-petition accounts payable:
          0 - 30 Days:                                                                  $      115,069
         31 - 60 Days:                                                                          59,385
         Over 60 Days:                                                                         143,043

            Any post-petition accounts payable over 30 days                             Yes             If yes, provide schedule of
                                                                                                        accounts See Schedule on
                                                                                                                 ---------------
                                                                                                        pg. 7 of 7
                                                                                                        ---------------------------

  9   Taxes
         All taxes being paid to the proper taxing authorities when due:                Yes

            Form 6123:

 10   Bank accounts:
         Changed banks:                                                                 No

 11   Books and records kept monthly and are current:                                   Yes

 12   Insurance
         Policy expiration dates:
            Auto and truck                                                                      Sep-02
            Liability                                                                           Sep-02
            Fire                                                                                   N/A
            Workers Comp                                                                        Sep-02
            Other                                                                                  N/A

 13   Actions of the debtor during the last month:
         Fail to defend or oppose any action to dispossess control or custody of any
         assets                                                                         No
         Consent to relief from the automatic stay                                      No
         Maintain resources necessary to preserve and maintain the going concern
         value of assets                                                                Yes

 14   Transfer or sale of property
         Any assets transfer, convey or abandon any of debtor's assets to
         another party                                                                  No              If yes, attach copy of court
                                                                                                        order:_____________________

 15   Payments to secured creditors                                                     Yes

 16   Payments to Professionals                                                         None

 17   Quarterly U.S. Trustee Fees - Paid
         Month 4 (October)                                                             $             -
         Month 5 (November)                                                                          -
         Month 6 (December)                                                                      5,000
                                                                                       ---------------
            Total                                                                                5,000

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS




Monthly Operating Report                   For the Month ended December 31, 2001



Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #


taxcode    LB date     EFTPS DATE   Confirm#            AMT
------------------------------------------------------------------------
941        12/14/01    12/18/01     128135303013967     $5,144.97
941        12/31/01    1/3/02       128200403005655     $5,144.97

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                   For the Month ended December 31, 2001




                                                   ----------------
Assets

Current Assets
    CASH                                           $        470,909
    PRE-PETITION RECEIVABLES                       $      1,079,874
    POST-PETITION RECEIVABLES                      $         98,040
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                $       (732,824)
    EMPLOYEE LOANS & ADVANCES                      $          3,129
    PREPAID ASSETS                                 $        138,847
                                                   ----------------

       Total Current Assets                        $      1,057,975

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                        $              -
    LEASEHOLD IMPROVEMENTS                         $              -
    ACCUMULATED DEPRECIATION                       $              -
                                                   ----------------

       Net Property Plant & Equipment              $              -
                                                   ----------------

Other Long Term Assets                             $        463,436
                                                   ----------------

       Total Assets                                $      1,521,411
                                                   ================

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                           $        316,110
ACCRUED EXPENSES                                   $         40,875
UNEARNED REVENUE                                   $              -
DEFERRED REVENUE                                   $              -
                                                   ----------------

    Total Post-Petition Liabilities                $        356,985

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                $         30,888
                                                   ----------------

    Total Priority Claims                          $         30,888

Secured Debts
BORROWING FROM SYLVAN                              $              -
ACCRUED INTEREST PAYABLE                           $              -
                                                   ----------------

    Total Secured Debts                            $              -

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                           $      5,179,689
A/P OTHER                                          $         36,540
ACCRUED INTEREST PAYABLE                           $        268,480
ACCRUED MISCELLANEOUS                              $        686,828
DIVIDEND PAYABLE                                   $        161,220
BORROWING FROM SYLVAN                              $      7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANCE             $      9,271,737
OTHER                                              $         44,100
                                                   ----------------

    Total Unsecured Debts                          $     22,963,105

Stockholders' Equity
PREFERRED STOCK                                    $     32,395,979
COMMON STOCK                                       $        125,912
APIC - COMMON STOCK                                $     83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                     $            148
PRE-PETITION RETAINED EARNINGS                     $   (120,124,709)
POST-PETITION RETAINED EARNINGS                    $    (17,422,303)
                                                   ----------------

    Total Owners Equity                              (21,829,566.57)
                                                   ----------------

       Total Liabilities and Stockholders Equity   $      1,521,411
                                                   ================

                                                               0.00

       Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of Long-Lived Assets.

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                  For the Month ended December 31, 2001




                                         ----------------
REVENUES                                          11,932

OPERATING EXPENSES

SALARIES & BENEFITS                               37,528
ACCOUNTING & LEGAL FEES                                -
DATA COMM & TELEPHONE                             18,889
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                  500
INSURANCE - CORP LIABILITY                        23,877
DEPREC. - FURNITURE & FIXTURES                         -
BAD DEBT                                               -
OTHER G&A                                        (55,099)
                                         ----------------

Total Operating Expenses                          25,695
                                         ----------------

Operating Income                                 (13,763)

NON-OPERATING EXPENSES
INTEREST INCOME                                        -
GAIN/LOSS ON SALE OF ASSETS                            -
INTEREST EXPENSE                                       -
                                         ----------------

Total Non-Operating Expenses                           -
                                         ----------------

Income (Loss) before taxes                       (13,763)

INCOME TAX EXPENSE                                     -
                                         ----------------

Net Loss                                         (13,763)
                                         ================

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                   For the Month ended December 31, 2001



                   Description                                       Operating
------------------------------------------------------------------------------
Beginning cash balance                                                496,687

Net Income                                                            (13,763)

Add: Expenses not requiring cash:
   Depreciation                                                             -
   Additional/(Reversal) Bad Debt Reserve                                   -
   Loss on sale of assets and change in w/c as a result of sale             -
   Other:                                                                   -
                                                                -------------
   Sub-total                                                                -

Cash from operations                                                  (13,763)

Other sources (uses) of cash:
   Decrease (Increase)
      Accounts receivable                                               7,254
      Prepaid assets                                                   23,878
      Other                                                                 -

   Increase (Decrease)
      Accounts payable                                                 48,536
      Accrued interest                                                      -
      Accrued expenses                                                (90,405)
      Other                                                            (1,278)
                                                                -------------
Total other source (uses) of cash                                     (12,015)
                                                                -------------
Ending cash balance                                                   470,909
                                                                =============
Balance per bank statement                                            511,960
Less: Outstanding checks                                              (41,051)
Add: Deposits in transit                                                    -
                                                                -------------
Reconciled bank balance                                               470,909
                                                                =============

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report               For the Month ended December 31, 2001

                                     ---------------------------------------------------
                                                      Post-petition A/R
                                     ---------------------------------------------------

                                                                              ----------
                                       0 - 30 Days  31 - 60 Days   * 60 Days     Total
                                     ---------------------------------------------------
AIAG Total                                 -             -          1,208.00    1,208.00
Agway Total                                -             -             56.00       56.00
Bell South Total                           -             -          3,000.00    3,000.00
Computrain Total                           -             -          4,950.00    4,950.00
Fluke Total                                -             -            800.00      800.00
Home Properties Total                      -             -         17,923.88   17,923.88
Prometric Total                            -             -          3,600.00    3,600.00
Spirent - AdTech Total                     -             -            279.00      279.00
Sylvan Learning Systems, Inc. Total        -             -         57,448.00   57,448.00
Symbol Technologies Total                  -             -          8,750.00    8,750.00
Universita del Caffe Total                 -             -             25.00       25.00
                                     ===================================================
Totals                                     -             -         98,039.88   98,039.88

* Greater than

CLN, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                   For the Month ended December 31, 2001

                                                                                        ------------------------------------------
                                                                                                     Post-petition A/P
                                                                                        ------------------------------------------

               Vendor Name                     Invoice Date   Invoice #    Invoice Amount 0 - 30 Days     31 - 60 Days   60 + Days
----------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                                (416.77)             -         (27)        (390)
AT&T WIRELESS Total                                                             538.87            539           -            -
BELL CANADA Total                                                               176.05              -           -          176
BELLSOUTH Total                                                                (157.01)             -           -         (157)
BRINSON,JEFFREY R. Total                                                        247.50            248           -            -
CINCINNATI BELL TELEPHONE Total                                                (320.88)             -        (321)           -
DHL WORLDWIDE EXPRESS Total                                                     338.58            339           -            -
FEDERAL EXPRESS CORP. Total                                                      20.96             21           -            -
FIRST UNION Total                                                             2,721.21          2,721           -            -
FRONTIER COMMUNICATIONS Total                                                  (214.55)             -           -         (215)
FRONTIER TELEMANAGEMENT INC. Total                                             (366.26)             -           -         (366)
LASER LINE INC Total                                                            241.90              -           -          242
MCI Total                                                                     5,606.64          4,448       1,158            -
MCI TELECOMMUNICATIONS Total                                                  6,961.15          6,961           -            -
MCI WORLDCOM COMMUNICATIONS,INC. Total                                       89,010.25         44,977      44,033            -
PACIFIC BELL - (SAC CA) Total                                                   (26.17)             -           -          (26)
PALMETTO SERVICE Total                                                        2,100.00          2,100           -            -
PENTA ADVISORY SERVICES Total                                                43,685.88              -      10,527       33,159
POLAND SPRING Total                                                              34.33             34           -            -
PR NEWSWIRE, INC. Total                                                         384.25            338           -           47
QWEST Total                                                                    (271.82)             -           -         (272)
SPRINT Total                                                                   (243.01)             -           -         (243)
SYLVAN LEARNING SYSTEMS, INC. Total                                         146,866.59         30,869       4,371      111,627
TELUS COMMUNICATIONS, INC Total                                                 209.10              -           -          209
UNITED PARCEL SERVICE Total                                                      16.00             16           -            -
VERIZON (FORMERLY BELL ATLANTIC) Total                                        3,966.44          4,738        (356)        (415)
VERIZON (FORMERLY GTE) Total                                                   (332.46)             -           -         (332)
VERIZON WIRELESS Total                                                        6,007.85          6,008           -            -
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                  10,619.70         10,620           -            -
WORLDCOM Total                                                                   91.94             92           -            -
                                                                        ------------------------------------------------------
Grand Total                                                                 317,496.26        115,069      59,385      143,043
Balance per G/L                                                             316,109.93
                                                                        --------------
Variance                                                                      1,386.33
                                                                        ==============